MILWAUKEE
LAND
COMPANY
-------------------------------------------------------------------------------


1996 ANNUAL REPORT

To Our Shareholders:

For the year ended December 31, 1996, the net decrease in net assets resulting from operations was $1,384,702. Net investment income for the same period totaled $125,510, compared to $122,543 in 1995, or an increase of $2,967.

The net realized gain from sales of investments for 1996 amounted to $57,132, compared to a loss of $52,728 in 1995. Together, net investment income and realized gains on sales of investments for 1996 totaled $182,642, or $.11 per common share, compared to net investment income plus realized losses on sales of investments of $69,815, or $.04 per common share in 1995. Income per share of common stock is based on the weighted average number of common shares outstanding.

The unrealized depreciation on investments for 1996 increased $1,567,344. The increase is primarily attributable to the decreased valuation of the Heartland Partners L.P. Class B Interest and general partnership interest that were transferred to Milwaukee Land Company by Chicago Milwaukee Corporation as part of its conversion to an open-end investment company. The Class B Interest is not publicly traded and is stated in the financial statements at a fair value as determined by the Company's Board of Directors. The methodology used to determine a fair value imputes a value to the Class B Interest based on the market value of the publicly traded Class A limited partnership units at date of valuation. Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest on the Company's financial statements may differ from the value that would have been used had a ready market existed for the Class B Interest, and the difference could be material.

The Company's principal investments in securities of nonaffiliates at year-end consisted of portfolio securities invested in direct obligations of the U.S. Government (all U.S. Treasury Notes and Bills) and high yield corporate obligations. At December 31, 1996, 14.56% of the Company's net assets was invested in high yield corporate obligations, 39.62% in U.S. Treasury Obligations and .05% in cash equivalents. The current yield on high yield corporate bonds held by the Company at December 31, 1996 was 9.26% with a yield to maturity of 8.65%. The current yield on U.S. Government securities held by the Company at December 31, 1996 was 6.12% with a yield to maturity of 5.95%. The average maturity of all of the Company's portfolio investments in securities of nonaffiliates at December 31, 1996 was 2.7 years and the current yield was 6.95%.

At December 31, 1996, the net asset value per common share amounted to $10.52 based on 1,671,238 common shares outstanding.

On December 31, 1996, the Company signed a letter of intent for the acquisition of PG Design Electronics, a contract and product design manufacturer of printed circuit boards for the computer industry. The Company is currently conducting due diligence. The acquisition is subject to negotiation of a final contract and approval by the Company's Board of Directors and shareholders. If the acquisition is consummated, the Company will cease to be an Investment Company within the meaning of the Investment Company Act of 1940 and will seek to deregister.



                                       Sincerely,

                                       /s/ Edwin Jacobson

                                       Edwin Jacobson
                                       President and Chief Executive Officer


February 28, 1997

                         REPORT OF INDEPENDENT AUDITORS





To the Stockholders and Board of Directors of
            Milwaukee Land Company

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Milwaukee Land Company as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, were audited by other auditors whose report dated February 19, 1993, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Milwaukee Land Company at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.





                                                        Ernst & Young LLP

Chicago, Illinois
February 18, 1997

                             MILWAUKEE LAND COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996





ASSETS
Investments at Value:


   Nonaffiliates (cost $9,477,090)...............  $ 9,535,374
   Affiliates (cost $12,260,845).................    7,589,129
                                                   -----------
   Total Investments.............................   17,124,503
Cash.............................................    1,191,774


Receivables:

   Management fees - affiliate.......   $425,006
   Accrued interest..................    169,200
   Partnership distribution .........     41,054
   affiliates
   Other.............................     51,770
                                        --------
Total Receivables..................................      687,030
Prepaid expenses...................................       61,942
                                                     -----------
   Total Assets                                       19,065,249


LIABILITIES

Directors and officers.............................       12,389
Allowance for claims and liabilities...............    1,309,278
Other..............................................      159,434
                                                     -----------
   Total Liabilities...............................    1,481,101


NET ASSETS.........................................  $17,584,148
                                                     ===========

COMMON SHARES OUTSTANDING..........................    1,671,238
                                                     ===========

NET ASSET VALUE PER COMMON SHARE...................       $10.52
                                                     ===========

                See accompanying Notes to Financial Statements

                             MILWAUKEE LAND COMPANY

                            STATEMENT OF OPERATIONS
                          Year ended December 31, 1996


Investment Income:

   Interest - nonaffiliates..............................    $   658,005
   Interest - affiliates.................................        107,331
   Management fee from affiliate.........................        425,006
   Equity in earnings - affiliates.......................          7,131
   Other                                                           2,696
                                                             -----------
    Total Investment Income..............................                     $  1,200,169


Expenses:

   Compensation and benefits.............................        427,482
   Directors' fees and expenses..........................         28,258
   Professional fees.....................................        209,684
   Advisory fees.........................................         19,457
   Custodian fees........................................          6,079
   Franchise taxes.......................................         19,997
   Insurance.............................................         90,186
   Facility expense allocation...........................         37,128
   General and administrative expenses...................        236,388
                                                             -----------
    Total Expenses.......................................                        1,074,659
                                                                              ------------

Net Investment Income....................................                          125,510


Net Realized Gain and Unrealized Depreciation on Investments:
Net realized gain on sales of investments................         57,132
Net Change in Unrealized Depreciation on Investments:
   Nonaffiliates.........................................        (31,435)
   Affiliates............................................     (1,535,909)
                                                             -----------
    Net change in unrealized depreciation on investments      (1,567,344)
                                                             -----------
Net Realized Gain and Unrealized Depreciation on Investments.                   (1,510,212)
                                                                              ------------
Net Decrease in Net Assets Resulting From Operations.....                      $(1,384,702)
                                                                              ============


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                    Years ended December 31, 1996 and 1995




                                                                               Year Ended
                                                                       ---------------------------
                                                                        12/31/96        12/31/95
                                                                       -----------     -----------
Operations:
  Net investment income.............................................   $   125,510     $   122,543
  Net realized gain (loss) on sales of investments..................        57,132         (52,728)
  Net change in unrealized depreciation on investments..............    (1,567,344)     (4,090,796)
                                                                       -----------     -----------
      Net Decrease in Net Assets Resulting From Operations..........    (1,384,702)     (4,020,981)
  Net Assets at Beginning of Year...................................    18,968,850      22,989,831
                                                                       -----------     -----------
  Net Assets at End of Year (including undistributed net
      investment income of $10,332,605 at December 31, 1996 and
      $10,207,095 at December 31, 1995).............................   $17,584,148     $18,968,850
                                                                       ===========     ===========

                See accompanying Notes to Financial Statements


                            MILWAUKEE LAND COMPANY

                            SCHEDULE OF INVESTMENTS
                               December 31, 1996

NON-AFFILIATES
FIXED INCOME SECURITIES
                                                                         Principal
U.S. Treasury Obligations -- 39.62%                                       Amount        Value
-----------------------------------                                     ----------   -----------
U.S. Treasury bill, due 5/22/97........................................ $1,655,000   $ 1,617,956
U.S. Treasury notes, 6.125% due 3/31/98................................    950,000       954,598
U.S. Treasury notes, 6.375% due 1/15/99................................  1,600,000     1,614,992
U.S. Treasury notes, 6.875% due 7/31/99................................  1,500,000     1,530,465
U.S. Treasury notes, 5.750% due 10/31/00...............................  1,265,000     1,248,201
                                                                                     -----------
       Total U.S. Treasury Obligations (cost 6,968,346)................                6,966,212

Corporate Obligations -- 14.56%
-------------------------------
Navistar Finl Sr Sub Nt, 8.875%, due 11/15/98..........................    150,000       153,750
Revlon Consumer Prods Corp Sr Nt, 9.500%, due 6/1/99...................    150,000       153,750
Unisys Corp Nt, 10.625%, due 10/1/99...................................    200,000       207,250
SIFTO CDA Inc Gtd Sr Secd Nt, 8.500% due 7/15/00.......................    200,000       199,000
Armco Inc. Sr Nt, 9.375%, due 11/1/00..................................    250,000       251,250
Reliance Group Hldgs Inc Sr Nt, 9.000%, due 11/15/00...................    150,000       154,500
Stone Consol Corp Sr Secd Nt, 10.250%, due 12/15/00....................    200,000       213,000
Repap Wis Inc 1st Priority Sr Secd Nt, 9.250%, due 2/1/02..............    200,000       201,500
Sequa Corp Sr Nt, 8.75%, due 12/15/01..................................    250,000       250,000
Century Communications Corp Sr Nt, 9.750%, due 2/15/02.................    200,000       206,000
Owens Il Inc Sr Sub Nt, 10.500%, due 6/15/02...........................    200,000       211,000
Rogers Cablesystems Ltd Sr Secd 2nd Priority Nt, 9.625%, due 8/1/02....    200,000       208,500
CTC Mansfield Fdg Corp Sec Lease Oblig, 10.250%, due 3/30/03...........    149,000       151,199
                                                                                     -----------
   Total Corporate Obligations (cost $2,500,281).......................                2,560,699

Money Market Fund -- .05%
-------------------------
Norwest Cash Investment Fund (cost $8,463).............................                    8,463
                                                                                     -----------
   Total Non-Affiliates (cost $9,477,090)..............................                9,535,374

AFFILIATES -- 43.16%
--------------------
Heartland Partners, L.P. - 1% General Partnership Interest and
   .5% Class B Limited Partnership Interest  (a).......................                7,587,854
CMC Heartland Partners - .01% General Partnership Interest  (a)........                    1,275
                                                                                     -----------
   Total Affiliates (cost $12,260,845).................................                7,589,129
                                                                                     -----------
   Total Investments (cost $21,737,935) - 97.39%.......................               17,124,503

OTHER ASSETS AND LIABILITIES, NET -- 2.61%.............................                  459,645
                                                                                     -----------

NET ASSETS - 100%......................................................              $17,584,148
                                                                                     ===========

(a) Investments not readily marketable

                 See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     Milwaukee Land Company (the "Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company on March 23, 1988. Prior to June 30, 1993 the Company was a wholly owned subsidiary of Chicago Milwaukee Corporation ("CMC").

Security valuation:

     Investments are stated at value. Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the mean of closing bid and asked prices. Fixed-income securities are valued at the most recent bid quotation. Money market instruments are valued at cost, which approximates market value. Other securities for which prices are not readily available are valued for reporting purposes under the 1940 Act at a fair value as determined by the Board of Directors.

     The Company's investment in the Class B limited partnership interest and the general partner interest (together, the "Class B Interest") of Heartland Partners, L.P. is not publicly traded, and accordingly there are no available market quotations. On December 7, 1995, the Board of Directors of the Company changed the methodology for valuing the Class B Interest. In making its determination of a fair value for the Class B Interest, the Board of Directors of the Company considers an imputed value based on the change in the market value of the publicly traded Class A limited partnership interests in Heartland Partners, L.P. (the "Units"). The percentage change in the market value of the publicly traded Units from June 30, 1990, is applied to the initial cost of the Class B Interest (approximately $9.6 million) to the date of valuation.

     Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest and the general partnership interest in Heartland on the Company's financial statements may differ from values that would have been used had a ready market existed for these interests, and the difference could be material.

     The change in methodology adopted by the Board resulted in a decrease in the value of the Class B Interest of $6.2 million in 1995 and reduced unrealized gains $4.5 million, net of tax. The effect on the net asset value of the Company at December 31, 1995 was a decrease of $2.69 per share.

Investment transactions and investment income:

     Security transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on securities owned.

Use of Estimates:

     Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            MILWAUKEE LAND COMPANY

                               December 31, 1996


NOTE 2.  NET ASSETS

     Net assets at December 31, 1996 consisted of the following items:

          Common stock - $0.30 par value per share, authorized 10,000,000
           shares, 1,671,238 shares issued and outstanding.................... $   501,371
          Paid in capital.....................................................  10,773,419
          Undistributed net investment income.................................  10,332,605
          Undistributed net realized gains on investment transactions.........     590,185
          Net unrealized depreciation on investments..........................  (4,613,432)
                                                                               -----------
           Net Assets......................................................... $17,584,148
                                                                               ===========

     Certain reclassifications have been made within the components of net assets as of December 31, 1995 to conform to the 1996 presentation.

NOTE 3.  INVESTMENT SERVICES

     During 1996 the Company paid advisory fees for investment advisory services under an agreement with OFFITBANK, a nonaffiliated investment advisor. For the services rendered by OFFITBANK under the agreement, the Company paid OFFITBANK an annual investment advisory fee equal to .20 of 1% per annum of the value of the portfolio under management. The agreement provides that the advisory fee is payable quarterly in arrears based on the average month-end value of the portfolio during such quarter.



NOTE 4.  FEDERAL INCOME TAXES

     As of December 31, 1996, the Company has deferred tax assets consisting of tax NOL carryforwards of approximately $146,000, AMT credit carryforwards of approximately $919,000 and tax unrealized investment losses of approximately $1,113,000. The NOL carryforwards expire in 2009 and 2010. For financial reporting purposes, a valuation allowance has been provided to offset the deferred tax assets.

     Based on cost of investments for federal income tax purposes of $19,773,509 on December 31, 1996, net unrealized depreciation was $2,649,006, consisting of gross unrealized appreciation of $77,650 and gross unrealized depreciation of $2,726,656.

                            MILWAUKEE LAND COMPANY

                               December 31, 1996

NOTE 5.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

     The Company has a 1% general partnership interest in Heartland Partners, L.P. ("Heartland") which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland Partners ("CMC Heartland") which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland (collectively, the "Partnerships"), including the Class B Interest in Heartland described below, were included in investments at a value of $7,589,129 at December 31, 1996.

     The Company, in its capacity as the general partner of Heartland and the managing general partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of the Partnerships and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

     In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities (as defined below) are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals to the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount to such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest. Plan Liabilities consist of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation, formerly a wholly owned subsidiary of CMC, and previously named the Chicago Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses incurred in resolving such plan and other contingent liabilities, for which the Partnerships have assumed primary liability.

     The Company has a management agreement with CMC Heartland, pursuant to which CMC Heartland is required to pay to the Company an annual management fee in the amount of $425,006. On December 31, 1996, the Company received $1,180,853 related to previously accrued management fees including $107,331 for interest related to past due amounts. The 1996 accrued management fee in the amount of $425,006 was paid on February 14, 1997.

     For the year ended December 31, 1996, the Company paid CMC Heartland approximately $141,000 for staff salary and operating expense allocations.

                            MILWAUKEE LAND COMPANY

                               December 31, 1996


NOTE 6.  CONTINGENT LIABILITIES

    The Company, by reason of its serving as the general partner of the Partnerships, is liable and responsible to third parties for the Partnerships' liabilities to the extent the assets of the Partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, the Partnerships assumed primary responsibility for the Plan Liabilities (see Note 5).

    Included in the Plan Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad, the primary liabilities in connection with certain of these real estate properties. Descriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.



NOTE 7.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 1996 (excluding short-term investments) are as follows:

          Purchases................................ $3,504,625
          Proceeds from sales and maturities....... $4,920,861

                            MILWAUKEE LAND COMPANY

                               December 31, 1996


NOTE 8.  CERTAIN DISCLOSURES PURSUANT TO RULE 8b-16, AS AMENDED

     The Company has no divided reinvestment plan and has no plans to implement such a plan. The Company's Certificate of Incorporation and By-laws contain several provisions intended to enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by such board. These provisions provide for, among other things, a classified board of directors, the prohibition of stockholder action by written consent, the authorization of "blank ticket" preferred stock, the prohibition of calling special stockholder meetings unless requested by the Chairman, President or the holders of not less than 80% of the outstanding common stock of the Company, and the prohibition of calling special Board meetings unless requested by the Chairman, President or 75% of the directors.

     The portfolio manager associated with the investment policies of the fund has not changed. No material changes to the Company's investment objective or policies were made during 1996.



NOTE 9.  POTENTIAL ACQUISITION

     On December 31, 1996, the Company signed a letter of intent for the acquisition of PG Design Electronics, a contract and product design manufacturer of printed circuit boards for the computer industry. The Company is currently conducting due diligence. The acquisition is subject to negotiation of a final contract and approval by the Company's Board of Directors and shareholders. If the acquisition is consummated, the Company will cease to be an Investment Company within the meaning of the Investment Company Act of 1940 and will seek to deregister.

                            MILWAUKEE LAND COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (Concluded)
                               December 31, 1996



NOTE 10.  FINANCIAL HIGHLIGHTS

     The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the years presented.

                                        1996           1995           1994          1993           1992
                                    -------------  -------------  ------------  -------------  ------------
PER SHARE OPERATING
PERFORMANCE
Net Asset Value, Beginning
   of Year......................... $     11.35    $     13.76    $     13.39   $      6.59    $      6.42
Net Investment Income..............         .08            .07            .05           .02            .17
Net (Losses)/Gains on Securities
   (realized and unrealized).......        (.91)         (2.48)           .32           .81            ---
                                    -----------    -----------    -----------   -----------    -----------
Total From Investment
   Operations......................       (0.83)         (2.41)           .37           .83            .17
Capital Contribution
   From CMC........................         ---            ---            ---          5.97            ---
                                    -----------    -----------    -----------   -----------    -----------
Net Asset Value, End of
   Year............................ $     10.52    $     11.35    $     13.76   $     13.39    $      6.59
                                    ===========    ===========    ===========   ===========    ===========
Per Share Market Value,
   End of Year..................... $      6.19    $      7.38    $      8.00   $      6.50            N/A
Total Investment Return:
   Market..........................      (16.11%)        (7.81%)        23.08%       (10.34%)          N/A
   Net Asset Value.................       (7.31%)       (17.51%)         2.76%       103.19%          2.65%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Year............ $17,584,148    $18,968,850    $22,989,831   $22,377,842    $11,013,637
Ratio of:
   Expenses to Average
     Net Assets....................        5.89%          4.17%          5.82%         6.52%           3.4%
   Net Investment Income to
     Average Net Assets............         .69%           .53%           .36%          .17%           2.6%
Portfolio Turnover Rate............       22.09%         35.16%         24.25%        99.64%          2.24%

                            MILWAUKEE LAND COMPANY



Board of Directors                           Milwaukee Land Company

CLARENCE G. FRAME                            A closed-end management
Chairman of the Board                        investment company traded on the
Milwaukee Land Company                       American Stock Exchange, symbol
                                             MWK.
EDWIN JACOBSON
President and Chief Executive Officer        547 W. Jackson Blvd.
Milwaukee Land Company                       Chicago, IL 60661
                                             (312) 294-0497
ROBERT S. DAVIS
Consultant                                   Investment Advisor
                                             OFFITBANK
EZRA K. ZILKHA                               520 Madison Avenue
President, Zilkha & Sons, Inc.               New York, NY 10022

Officers                                     Custodian
                                             Norwest Bank Minnesota, N.A.
EDWIN JACOBSON                               Norwest Center
President and Chief Executive Officer        6th and Marquette
                                             Minneapolis, MN 55479-0065
LEON F. FIORENTINO
Vice President - Finance,                    Transfer Agent, Stock Registrar and
Secretary and Treasurer                      Dividend Disbursing Agent
                                             LaSalle National Trust, N.A.
LAWRENCE S. ADELSON                          135 S. LaSalle Street
Vice President and General Counsel           Room 1811
                                             Chicago, IL 60690
THOMAS F. REDLER                             (312) 904-2450
Assistant Treasurer and
Assistant Secretary                          Independent Auditors
                                             Ernst & Young LLP
                                             233 S. Wacker Drive
                                             Chicago, IL 60606